AMENDED AND RESTATED

MTB GROUP OF FUNDS

MULTIPLE CLASS PLAN

This Multiple Class Plan (“Plan”) is adopted by the MTB Group of Funds (the “Trust”), a Delaware statutory trust, with respect to the classes of shares (“Classes”) of its various portfolios (the “Funds”) set forth in exhibits hereto (the “Class Exhibits”). The adoption of this Plan is indicated by the execution of one or more of the Class Exhibits.

1.	PURPOSE

This Plan is adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the “Rule”), in connection with the issuance by the Trust of more than one class of shares of any or all of the Funds in reliance on the Rule.

2.	SEPARATE ARRANGEMENTS / CLASS DIFFERENCES

The arrangements for shareholders services or the distribution of securities, or both, for each Class shall be as set forth in the applicable Class Exhibit hereto.

3.	EXPENSE ALLOCATIONS

Each Class shall be allocated those expenses actually incurred in a different amount by that Class and which are described in the applicable Class Exhibit hereto (“Class Expenses”). Class Expenses may include distribution expenses; shareholder services expenses; transfer agent fees; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxies to current shareholders; blue sky registration fees; SEC registration fees; the expense of administrative personnel and services as required to support the shareholders of a specific class; litigation or other legal expenses relating solely to one Class; or Trustees’ fees incurred as a result of issues relating to one Class of shares.

4.	CONVERSION FEATURES

The conversion features for shares of each Class shall be as set forth in the applicable Class Exhibit hereto.

5.	EXCHANGE FEATURES

The exchange features for shares of each Class shall be as set forth in the applicable Class Exhibit hereto.

6.	EFFECTIVENESS

This Plan and any amendments thereto shall become effective with respect to each Class upon execution of an exhibit adopting this Plan with respect to such Class.

7.	AMENDMENT

Any material amendment of this Plan or any Class Exhibit hereto by the Trust is subject to the approval of a majority of the Trustees of the Trust, and a majority of the Trustees of the Trust who are not interested persons of the Trust, pursuant to the Rule.

8.	LIMITATIONS OF LIABILITY OF TRUSTEES AND SHAREHOLDERS OF THE TRUST.

The execution and delivery of this Plan have been authorized by the Trustees of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, and the obligations of this Plan are not binding upon any of the Trustees or shareholders of the Trust, but bind only the appropriate property of the Fund, or Class, as provided in the Charter Documents.

EXHIBIT A

to the

Multiple Class Plan

MTB GROUP OF FUNDS

CLASS A SHARES

MTB Money Market Fund

MTB New York Tax-Free Money Market Fund

MTB Pennsylvania Tax-Free Money Market Fund

MTB Tax-Free Money Market Fund

MTB U.S. Government Money Market Fund

MTB U.S. Treasury Money Market Fund

This Exhibit to the Multiple Class Plan (the “Plan”) is hereby adopted by the above-listed portfolios of the Trust (“Funds”) on whose behalf it is executed as of the date stated below.

1.	SEPARATE ARRANGEMENTS

DISTRIBUTION ARRANGEMENTS

Class A Shares are designed for individuals as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of short-term money market securities.

CHANNEL/TARGET CUSTOMERS

Class A Shares are designed for sale to retail customers.

SALES LOAD

None

RULE 12B-1 PLAN AND SERVICES

None.

SHAREHOLDER SERVICES PLAN AND SERVICES

The Class A Shares may bear, for shareholder services provided, a maximum shareholder service fee of 0.25 of 1% of the average daily net asset value of the Class A Shares. All or any portion of this fee may be waived by the shareholder servicing agent from time to time.

MINIMUM INVESTMENTS

The minimum initial investment in Class A Shares is $500. Subsequent investments must be in amounts of at least $25. The minimum account balance is $250.

VOTING RIGHTS

Each Class A Share gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for the entire Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.

2.	EXPENSE ALLOCATION

DISTRIBUTION FEES

No Distribution Fees are allocated to Class A Shares.

SHAREHOLDER SERVICE FEES

Shareholder Service Fees are allocated equally among the Class A Shares of each Fund.

3.	CONVERSION FEATURES

Class A Shares are not convertible into shares of any other class.

4.	EXCHANGE FEATURES

Class A Shares of any portfolio may be exchanged for Class A Shares of other Funds of the Trust pursuant to the conditions described in the appropriate prospectus.

IN WITNESS WHEREOF, this Class Exhibit has been executed on behalf of the above-listed portfolios of the Trust by their duly-authorized officer as of the date set forth below.

MTB GROUP OF FUNDS

By:	/s/ Michael D. Daniels
Name:	Michael D. Daniels
Title:	Vice President
Date:	November 16, 2007

EXHIBIT B

(amended as of December 3, 2009)

to the

Multiple Class Plan

MTB GROUP OF FUNDS

CLASS A SHARES

Fund	Effective Date of Plan
MTB Balanced Fund	March 24, 2003
MTB Income Fund	March 24, 2003
MTB Intermediate Term Bond Fund	March 24, 2003
MTB International Equity Fund	March 24, 2003
MTB Large Cap Value Fund	March 24, 2003
MTB Large Cap Growth Fund	March 24, 2003
MTB Large Cap Stock Fund	March 24, 2003
MTB Managed Allocation Fund – Aggressive Growth	March 24, 2003
MTB Managed Allocation Fund – Conservative Growth	March 24, 2003
MTB Managed Allocation Fund – Moderate Growth	March 24, 2003
MTB Maryland Municipal Bond Fund	March 24, 2003
MTB Mid Cap Growth Fund	March 24, 2003
MTB Multi Cap Growth Fund	March 24, 2003
MTB New York Municipal Bond Fund	March 24, 2003
MTB Pennsylvania Municipal Bond Fund	March 24, 2003
MTB Short Duration Government Bond Fund	March 24, 2003
MTB Short-Term Corporate Bond Fund	March 24, 2003
MTB Small Cap Growth Fund	March 24, 2003
MTB U.S. Government Bond Fund	March 24, 2003
MTB Virginia Municipal Bond Fund	January 11, 2006

This Exhibit to the Multiple Class Plan (the “Plan”) is hereby adopted by the above-listed portfolios (each, a “Fund”) of the MTB Group of Funds (the “Trust”) on whose behalf it is executed as of the date stated above.

1.	Separate Arrangements

Distribution Arrangements

Class A Shares are designed for individuals as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of securities.

Channel/Target Customers

Class A Shares are designed for sale to retail customers.

Sale Load

Class A Shares are sold with a front-end sales load as described in the prospectus.

Rule 12b-1 Plan and Services

The Class A Shares may bear for services provided pursuant to the Rule 12b-1 Plan, a maximum distribution fee of 0.25% of 1% of the average daily net assets of each Fund’s Class A Shares. All or any portion of this fee may be waived by the Distributor from time to time.

Shareholder Service Fees

The Class A Shares may bear for shareholder services provided, a maximum shareholder service fee of 0.25 of 1% of the average daily net asset value of each Fund’s Class A Shares. All or any portion of this fee may be waived by the shareholder servicing agent from time to time.

Minimum Investments

The minimum initial investment in Class A Shares is $500. Subsequent investments must be in amounts of at least $25. The minimum account balance is $250.

Voting Rights

Each Class A Share gives the shareholder one vote in Trustee elections and other matters submitted to shareholders of the entire Trust vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.

2.	Expense Allocation

Distribution Fees

Distribution Fees are allocated equally among Class A Shares of each Fund.

Shareholder Service Fees

Shareholder Service Fees are allocated equally among Class A Shares of each Fund.

3.	Conversion Features

Class A Shares are not convertible into shares of any other class.

4.	Exchange Features

Class A Shares of any portfolio may be exchanged for Class A Shares of other Funds of the Trust pursuant to the conditions described in the appropriate prospectus.

IN WITNESS WHEREOF, this Class Exhibit has been executed on behalf of the above-listed portfolios of the Trust by their duly-authorized officer as of the date set forth below.

MTB GROUP OF FUNDS

By:	/s/ Michael D. Daniels
Name:	Michael D. Daniels
Title:	Vice President
Date:	December __ , 2009

EXHIBIT C

to the

Multiple Class Plan

MTB GROUP OF FUNDS

CLASS S SHARES

MTB Money Market Fund

MTB U.S. Treasury Money Market Fund

This Exhibit to the Multiple Class Plan (the “Plan”) is hereby adopted by the above-listed portfolios of the Trust (“Funds”) on whose behalf it is executed as of the date stated below.

1.	SEPARATE ARRANGEMENTS

DISTRIBUTION ARRANGEMENTS

Class S Shares are designed for institutions as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of short-term money market securities.

CHANNEL/TARGET CUSTOMERS

Class S Shares are designed for sale to customers who purchase shares through cash management services, such as a sweep account, or through a bank or other financial service providers.

SALES LOAD

None

RULE 12B-1 PLAN AND SERVICES

The Class S Shares may bear, for services provided pursuant to the Rule 12b-1 Plan, a maximum distribution fee of 0.25 of 1% of the average daily net asset value of the Class S Shares. All or any portion of this fee may be waived by the Distributor from time to time.

SHAREHOLDER SERVICES PLAN AND SERVICES

The Class S Shares may bear, for shareholder services provided, a maximum shareholder service fee of 0.25 of 1% of the average daily net asset value of the Class S Shares. All or any portion of this fee may be waived by the shareholder servicing agent from time to time.

MINIMUM INVESTMENTS

None

VOTING RIGHTS

Each Class S Share gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for the entire Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.

2.	EXPENSE ALLOCATION

DISTRIBUTION FEES

Distribution Fees are allocated equally among Class S Shares of each Fund.

SHAREHOLDER SERVICE FEES

Shareholder Service Fees are allocated equally among Class S Shares of each Fund.

3.	CONVERSION FEATURES

Class S Shares are not convertible into shares of any other class.

4.	EXCHANGE FEATURES

Class S Shares of any Fund may be exchanged for Class S Shares of other Funds of the Trust pursuant to the conditions described in the appropriate prospectus.

IN WITNESS WHEREOF, this Class Exhibit has been executed on behalf of the above-listed portfolios of the Trust by their duly-authorized officer as of the date set forth below.

MTB GROUP OF FUNDS

By:	/s/ Michael D. Daniels
Name:	Michael D. Daniels
Title:	Vice President
Date:	November 16, 2007

EXHIBIT D

to the

Multiple Class Plan

MTB GROUP OF FUNDS

CLASS C SHARES

MTB Small Cap Growth Fund

This Exhibit to the Multiple Class Plan (the “Plan”) is hereby adopted by the above-listed portfolio of the Trust (“Fund”) on whose behalf it is executed as of the date stated below.

1.	SEPARATE ARRANGEMENTS

DISTRIBUTION ARRANGEMENTS

Class C Shares are designed for individuals as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of securities, and who do not want to pay a front-end sales charge.

CHANNEL/TARGET CUSTOMERS

Class C Shares are designed for sale to retail customers.

SALES LOAD

None

CONTINGENT DEFERRED SALES CHARGE

Class C Shares are subject to a contingent deferred sales charge as described in the Fund’s prospectus (1% on Shares held up to 1 year).

RULE 12B-1 PLAN AND SERVICES

The Class C Shares may bear, for services provided pursuant to the Rule 12b-1 Plan, a maximum distribution fee of 0.75% of 1% of the average daily net assets of the Fund’s Class C Shares. All or any portion of this may be waived by the Distributor from time to time.

SHAREHOLDER SERVICES PLAN AND SERVICES

The Class C Shares may bear, for shareholder services provided, a maximum shareholder service fee of 0.25 of 1% of the average daily net asset value of the Class C Shares. All or any portion of this fee may be waived by the shareholder servicing agent from time to time.

MINIMUM INVESTMENTS

The minimum initial investment in Class C Shares is $500. Subsequent investments must be in amounts of at least $25. The minimum account balance is $250.

VOTING RIGHTS

Each Class C Share gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for the entire Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.

2.	EXPENSE ALLOCATION

DISTRIBUTION FEES

Distribution Fees are allocated equally among Class C Shares of the Fund.

SHAREHOLDER SERVICE FEES

Shareholder Service Fees are allocated equally among the Class C Shares of the Fund.

3.	CONVERSION FEATURES

Class C Shares are not convertible into shares of any other class.

4.	EXCHANGE FEATURES

Class C Shares of any portfolio may only be exchanged for Class C Shares of other Funds of the Trust pursuant to the conditions described in the appropriate prospectus.

IN WITNESS WHEREOF, this Class Exhibit has been executed on behalf of the above-listed portfolio of the Trust by their duly-authorized officer as of the date set forth below.

MTB GROUP OF FUNDS

By:	/s/ Michael D. Daniels
Name:	Michael D. Daniels
Title:	Vice President
Date:	November 16, 2007

EXHIBIT E

to the

Multiple Class Plan

MTB GROUP OF FUNDS

INSTITUTIONAL I SHARES

MTB Balanced Fund

MTB Equity Income Fund

MTB Equity Index Fund

MTB Income Fund

MTB Intermediate Term Bond Fund

MTB International Equity Fund

MTB Large Cap Growth Fund

MTB Large Cap Stock Fund

MTB Large Cap Value Fund

MTB Maryland Municipal Bond Fund

MTB Mid Cap Growth Fund

MTB Mid Cap Stock Fund

MTB Money Market Fund

MTB Multi Cap Growth Fund

MTB New York Municipal Bond Fund

MTB New York Tax Free Money Market Fund

MTB Pennsylvania Municipal Bond Fund

MTB Pennsylvania Tax Free Money Market Fund

MTB Short Duration Government Bond Fund

MTB Short Term Corporate Bond Fund

MTB Small Cap Growth Fund

MTB Small Cap Stock Fund

MTB Tax Free Money Market Fund

MTB U.S. Government Bond Fund

MTB U.S. Government Money Market Fund

MTB U.S. Treasury Money Market Fund

This Exhibit to the Multiple Class Plan (the “Plan”) is hereby adopted by the above-listed portfolios of the Trust (“Funds”) on whose behalf it is executed as of the date stated below.

1.	SEPARATE ARRANGEMENTS

DISTRIBUTION ARRANGEMENTS

Institutional I Shares are marketed to financial institutions directly or through a financial intermediary.

CHANNEL/TARGET CUSTOMERS

Institutional I Shares are designed for sale to financial institutions investing for their own account (including as a fiduciary) or their individual customers’ accounts.

SALES LOAD

None

RULE 12B-1 PLAN AND SERVICES

None.

SHAREHOLDER SERVICES PLAN AND SERVICES

The Institutional I Shares may bear for shareholder services provided, a maximum shareholder service fee of 0.25 of 1% of the average daily net asset value of the Institutional I Shares. All or any portion of this fee may be waived by the shareholder servicing agent from time to time.

MINIMUM INVESTMENTS

The minimum initial investment in Institutional I Shares is $100,000. The minimum account balance is $250.

VOTING RIGHTS

Each Institutional I Share gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for the entire Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.

2.	EXPENSE ALLOCATION

DISTRIBUTION FEES

No Distribution Fees are allocated to Institutional I Shares.

SHAREHOLDER SERVICE FEES

Shareholder Service Fees are allocated equally among the Institutional I Shares of each Fund.

3.	CONVERSION FEATURES

Institutional I Shares are not convertible into shares of any other class.

4.	EXCHANGE FEATURES

Institutional I Shares of any portfolio may be exchanged for Institutional I Shares of other Funds of the Trust pursuant to the conditions described in the appropriate prospectus.

IN WITNESS WHEREOF, this Class Exhibit has been executed on behalf of the above-listed portfolios of the Trust by their duly-authorized officer as of the date set forth below.

MTB GROUP OF FUNDS

By:	/s/ Michael D. Daniels
Name:	Michael D. Daniels
Title:	Vice President
Date:	November 16, 2007

EXHIBIT F

to the

Multiple Class Plan

MTB GROUP OF FUNDS

INSTITUTIONAL II SHARES

MTB Money Market Fund

MTB Pennsylvania Tax Free Money Market Fund

MTB Tax Free Money Market Fund

MTB U.S. Government Money Market Fund

MTB U.S. Treasury Money Market Fund

This Exhibit to the Multiple Class Plan (the “Plan”) is hereby adopted by the above-listed portfolios of the Trust (“Funds”) on whose behalf it is executed as of the date stated below.

1.	SEPARATE ARRANGEMENTS

DISTRIBUTION ARRANGEMENTS

Institutional II Shares are marketed to financial institutions directly or through a financial intermediary.

CHANNEL/TARGET CUSTOMERS

Institutional II Shares are designed for sale to financial institutions investing for their own account (including as a fiduciary) or their individual customers’ accounts.

SALES LOAD

None.

RULE 12B-1 PLAN AND SERVICES

The Institutional II Shares may bear, for services provided pursuant to the Rule 12b-1 Plan, a distribution service fee of 0.25 of 1% of the average daily net assets of the Institutional II Shares. All or any portion of this fee may be waived by the Distributor from time to time.

SHAREHOLDER SERVICES PLAN AND SERVICES

None

MINIMUM INVESTMENTS

The minimum initial investment in Institutional II Shares is $100,000. The minimum account balance is $250.

VOTING RIGHTS

Each Institutional II Share gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for the entire Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.

2.	EXPENSE ALLOCATION

DISTRIBUTION FEES

Distribution Fees are allocated equally among Institutional II Shares of each Fund.

SHAREHOLDER SERVICE FEES

No Shareholder Service Fees are allocated to Institutional II Shares.

3.	CONVERSION FEATURES

Institutional II Shares are not convertible into shares of any other class.

4.	EXCHANGE FEATURES

Institutional II Shares of any portfolio may be exchanged for Institutional II Shares of other Funds of the Trust pursuant to the conditions described in the appropriate prospectus.

IN WITNESS WHEREOF, this Class Exhibit has been executed on behalf of the above-listed portfolios of the Trust by their duly-authorized officer as of the date set forth below.

MTB GROUP OF FUNDS

By:	/s/ Michael D. Daniels
Name:	Michael D. Daniels
Title:	Vice President
Date:	November 16, 2007

EXHIBIT G

to the

Multiple Class Plan

MTB GROUP OF FUNDS

CORPORATE SHARES

(formerly, Institutional Shares)

MTB Prime Money Market Fund

This Exhibit to the Multiple Class Plan (the “Plan”) is hereby adopted by the above-listed portfolio of the Trust (“Fund”) on whose behalf it is executed as of the date stated below.

1.	SEPARATE ARRANGEMENTS

DISTRIBUTION ARRANGEMENTS

Corporate Shares are sold only to corporate customers of M&T Corporate Trust, M&T Institutional Custody and M&T Securities, directed trustees of defined benefit plans and commercial deposit account sweeps.

CHANNEL/TARGET CUSTOMERS

Corporate Shares are sold only to the classes of purchaser described under “Distribution Agreements” above.

SALES LOAD

None

RULE 12B-1 PLAN AND SERVICES

The Corporate Shares may bear, for services provided pursuant to the Rule 12b-1 Plan, a maximum distribution fee of 0.25 of 1% of average daily net assets of the Fund’s Corporate Shares. All or any portion of this fee may be waived by the Distributor or financial intermediary from time to time.

SHAREHOLDER SERVICES PLAN AND SERVICES

The Corporate Shares may bear, for shareholder services provided, a maximum shareholder service fee of 0.25 of 1% of the average daily net asset value of the Fund’s Corporate Shares. All or any portion of this fee may be waived by the shareholder servicing agent from time to time.

MINIMUM INVESTMENTS

The minimum initial investment in Corporate Shares is $1,000,000. The minimum account balance is $250.

VOTING RIGHTS

Each Corporate Share gives the shareholder one vote in Trustee elections and other matters submitted to shareholders of the entire Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.

2.	EXPENSE ALLOCATION

FEES FOR DISTRIBUTION AND/OR RECORDKEEPING AND ADMINISTRATIVE SERVICES

Distribution Fees are allocated equally among Corporate Shares of the Fund.

SHAREHOLDER SERVICE FEES

Shareholder Service Fees are allocated equally among Corporate Shares of the Fund.

3.	CONVERSION FEATURES

Institutional Shares are not convertible into shares of any other class.

4.	EXCHANGE FEATURES

Corporate Shares of any portfolio may be exchanged for Corporate Shares of other Funds of the Trust pursuant to the conditions described in the appropriate prospectus.

IN WITNESS WHEREOF, this Class Exhibit has been executed on behalf of the above-listed portfolio of the Trust by their duly-authorized officer as of the date set forth below.

MTB GROUP OF FUNDS

By:	/s/ Michael D. Daniels
Name:	Michael D. Daniels
Title:	Vice President
Date:	November 16, 2007

EXHIBIT H

to the

Multiple Class Plan

MTB GROUP OF FUNDS

Class A2 Shares

(formerly Institutional Shares)

MTB Money Market Fund

This Exhibit to the Multiple Class Plan (the “Plan”) is hereby adopted by the above-listed portfolios of the Trust (“Funds”) on whose behalf it is executed as of the date stated below.

1.	SEPARATE ARRANGEMENTS

DISTRIBUTION ARRANGEMENTS

Class A2 Shares are designed for institutions and individuals as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of short-term money market securities.

CHANNEL/TARGET CUSTOMERS

Class A2 Shares are designed for sale to retail customers of financial institutions who seek to be compensated for providing distribution-related services.

SALES LOAD

None

RULE 12B-1 PLAN AND SERVICES

The Class A2 Shares may bear, for shareholder services provided, a maximum distribution fee of 0.25 of 1% of average daily net assets of the Class A2 Shares of MTB Money Market Fund. All or any portion of this fee may be waived by the Distributor from time to time.

SHAREHOLDER SERVICES FEES

The Class A2 Shares may bear, for services provided pursuant to the Shareholder Services Plan, a maximum shareholder service fee of 0.25 of 1% of the average daily net asset value of the MTB Money Market Fund’s Class A2 Shares. All or any portion of this fee may be waived by the Shareholder servicing agent from time to time.

MINIMUM INVESTMENTS

The minimum initial investment in Class A2 Shares is $500. Subsequent investments must be in amounts of at least $25. The minimum account balance is $250.

VOTING RIGHTS

Each Class A2 Share gives the shareholder one vote in Trustee elections and other matters submitted to shareholders of the entire Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.

2.	EXPENSE ALLOCATION

FEES FOR DISTRIBUTION AND/OR RECORDKEEPING AND ADMINISTRATIVE SERVICES

Distribution Fees are allocated equally among Class A2 Shares of the Fund.

SHAREHOLDER SERVICE FEES

Shareholder Service Fees are allocated equally among Class A2 Shares of the Fund.

3.	CONVERSION FEATURES

Class A2 Shares are not convertible into shares of any other class.

4.	EXCHANGE FEATURES

Class A2 Shares of any portfolio may be exchanged for Class A Shares of other Funds of the Trust pursuant to the conditions described in the appropriate prospectus.

IN WITNESS WHEREOF, this Class Exhibit has been executed on behalf of the above-listed portfolio of the Trust by their duly-authorized officer as of the date set forth below.

MTB GROUP OF FUNDS

By:	/s/ Michael D. Daniels
Name:	Michael D. Daniels
Title:	Vice President
Date:	November 16, 2007

EXHIBIT I

To the

Multiple Class Plan

MTB GROUP OF FUNDS

Class C Shares

MTB Intermediate-Term Bond Fund

MTB Short-Term Corporate Bond Fund and the

MTB Short Duration Government Bond Fund

This Exhibit to the Multiple Class Plan (the “Plan”) is hereby adopted by the above-listed portfolios (each, a “Fund”) of the MTB Group of Funds (the “Trust”) on whose behalf it is executed as of the date stated below.

1.	Separate Arrangements

Distribution Arrangements

Class C Shares are designed for individuals as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of securities, and who do not want to pay a front-end sales charge.

Channel/Target Customers

Class Shares are designed for sale to retail customers.

Sale Load

None

Contingent Deferred Sales Charge

Class C Shares are subject to a contingent deferred sales charge as described in the Fund’s prospectus.

Rule 12b-1 Plan Services

The Class C Shares may bear, for services provided pursuant to the Rule 12b-1 Plan, a maximum distribution fee of 1.0% of the average daily net assets of the Fund’s Class C Shares. All or any portion of this may be waived by the Distributor from time to time.

Shareholder Services Plan and Services

The Class C Shares may bear, for shareholder services provided, a maximum shareholder service fee of 0.25 of 1% of the average daily net asset value of the Class C Shares. All or any portion of this fee may be waived by the shareholder servicing agent from time to time.

Minimum Investments

The minimum initial investment in Class C Shares is $500. Subsequent investments must be in amount of at least $25. The minimum account balance is $250.

Voting Rights

Each Class C Share gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for the entire Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.

2.	Expense Allocation

Distribution Fees

Distribution Fees are allocated equally among Class C Shares of the Fund.

Shareholder Service Fees

Shareholder Service Fees are allocated equally among the Class C Shares of the Fund.

3.	Conversion Features

Class C Shares are not convertible into shares of any other class.

4.	Exchange Features

Class C Shares of any portfolio may only be exchanged for Class C Shares of other portfolios of the Trust pursuant to the conditions described in the appropriate prospectus.

IN WITNESS WHEREOF, this Class Exhibit has been executed on behalf of the above-listed portfolios of the Trust by a duly-authorized officer as of the date set forth below.

MTB GROUP OF FUNDS

By:	/s/ Michael D. Daniels
Name:	Michael D. Daniels
Title:	Vice President
Date:	December __ , 2009